UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K/A

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): July 18, 2018 (May 4, 2018)
Live Nation Entertainment, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-32601	20-3247759
(State or other jurisdiction of incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

9348 Civic Center Drive Beverly Hills, California	90210
(Address of principal executive offices)	(Zip Code)

(310) 867-7000
Registrant’s telephone number, including area code:
Not Applicable
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☐

Explanatory Note
On May 10, 2018, Live Nation Entertainment, Inc. (the “Company”) filed with the Securities and Exchange Commission a Current Report on Form 8-K (the “Original Form 8-K”) in connection with the completion of the previously announced acquisition, through an indirect, wholly-owned subsidiary of the Company, of 50% of the outstanding share capital of Rock City S.A., a company incorporated in Brazil (“Rock City”). This Current Report on Form 8-K/A (“Amendment No. 1”) amends Item 9.01 of the Original Form 8-K to include the audited financial statements and unaudited pro forma financial information required in connection therewith. The audited financial statements and unaudited pro forma information are filed as an exhibit hereto.
Except for the filing of the audited financial statements and pro forma financial information, Amendment No. 1 does not modify or update other disclosures in, or exhibits to, the Original Form 8-K.

Item 9.01 Financial Statements and Exhibits.
(a) Financial Statements of Businesses Acquired.
The audited consolidated financial statements of Rock City and subsidiaries as of and for the years ended December 31, 2017 and 2016 and the related notes to the consolidated financial statements, together with the Independent Auditors’ Report on the Consolidated Financial Statements are filed as Exhibit 99.1 to this Current Report on Form 8-K/A and incorporated by reference herein.
The unaudited consolidated financial statements of Rock City and subsidiaries as of March 31, 2018 and for the three months ended March 31, 2018 and 2017 and the related notes to the consolidated financial statements are filed as Exhibit 99.2 to this Current Report on Form 8-K/A and are incorporated by reference herein.
(b) Pro Forma Financial Information.
The unaudited pro forma consolidated balance sheet of the Company as of March 31, 2018, and the unaudited pro forma consolidated statements of operations of the Company for the year ended December 31, 2017 and the three months ended March 31, 2018, giving effect to the acquisition of a non-controlling 50% interest in Rock City, are filed as Exhibit 99.3 to this Current Report on Form 8-K/A and are incorporated by reference herein.
(d) Exhibits.
The information in the Exhibit Index of this Current Report on Form 8-K/A is incorporated into this Item 9.01(d) by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Live Nation Entertainment, Inc.
	By:	/s/ Brian Capo
Brian Capo
July 18, 2018		Senior Vice President and Chief Accounting Officer

EXHIBIT INDEX

Exhibit No.	Description
2.1
Share Subscription Agreement and Other Covenants entered into as of May 1, 2018, by and among Live Nation Entertainment, Inc., Live Nation International Holdings B.V., Rock City, S.A., and Roberto Medina and certain other shareholders of Rock City, S.A. (incorporated by reference to Exhibit 2.1 of Live Nation Entertainment, Inc.’s Current Report on Form 8-K filed May 10, 2018).

23.1	Consent of KPMG LLP
99.1	Audited consolidated financial statements of Rock City, S.A. and subsidiaries for the years ended December 31, 2017 and 2016.
99.2	Unaudited consolidated financial statements of Rock City, S.A. and subsidiaries for the three months ended March 31, 2018 and 2017.
99.3
Unaudited pro forma consolidated balance sheet as of March 31, 2018 and unaudited pro forma consolidated statements of operations for the year ended December 31, 2017 and the three months ended March 31, 2018.